UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      April 22, 1999
                                                      --------------


                           DATASTREAM SYSTEMS, INC.
                           ------------------------

            (Exact name of Registrant as specified in Its Charter)


 DELAWARE                     0-25590                           57-0813674
 --------                     -------                           ----------
(State of                    (Commission                      (IRS Employer
Incorporation)                File Number)                  Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                          29605
-----------------------------------                          -----
(Address of principle executive offices)                  (Zip Code)


(Telephone number of registrant)        (864) 422-5001
                                        --------------


                               NOT APPLICABLE
                               --------------
 (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 5.  OTHER EVENTS

      On April 22, 1999, Datastream Systems, Inc., a Delaware corporation (the "Registrant"), announced certain changes to its management structure.
C. Alex Estevez, the Registrant's former Vice President of Corporate Development, has assumed the position of Chief Financial Officer. As part of the Registrant's previously announced initiative to streamline its international operations, Dan Christie, the Registrant's former Chief Financial Officer, moves into the position of Vice President of International Operations. Mr. Christie will continue to serve as the Registrant's
Corporate Secretary. John M. Sterling, III, the former Vice President of International, assumes the position of Vice President of Electronic Commerce. The reorganization also moves Scott Millwood into the role of Vice President of Operations. J. Fury Christ, the Registrant's former Vice
President of Development and Chief Technology Officer, has assumed the position of Managing Director of the Registrant's Singapore office.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)             Financial Statements.

                         Not applicable.

         (b)             Pro Forma Financial Information.

                         Not applicable.

         (c)             Exhibits.

                          None.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DATASTREAM SYSTEMS, INC.


Date:  April 28, 1999                        By:  /s/ C. Alex Estevez
                                             ------------------------
                                             C. Alex Estevez
                                             Chief Financial Officer